Exhibit 10.9

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 28, 2017, among Internap Corporation, a Delaware corporation (the “Borrower”), each of the Lenders (as defined below) party hereto and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and is acknowledged and consented to by each Guarantor.
R E C I T A L S:

A.    The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to the Credit Agreement dated as of April 6, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Loan Parties have requested an amendment to the Credit Agreement that would effect the modification thereto set forth herein, and the Administrative Agent and each Lender party hereto consents to this Amendment.
C.    Accordingly, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions and Interpretation.
1.1    Definitions. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
1.2    Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02 through 1.06 of the Credit Agreement.
Section 2.     Amendment to Credit Agreement.
The last sentence of the first paragraph in Section 1.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding anything to the contrary in this Agreement or otherwise, (1) all liabilities under or in respect of any lease, whether now outstanding or any time entered into, incurred (including as a result of a refinancing or an acquisition otherwise permitted by this Agreement), amended or otherwise modified, that was treated (or, in the case of a refinancing, the original lease on the applicable asset was treated) as rental and lease expense on the Closing Date shall not constitute a capital lease obligation or Indebtedness for any purpose under the Loan Documents, and (2) all liabilities under or in respect of any lease that was entered into or incurred (including as a result of a refinancing or an acquisition otherwise permitted by this Agreement) after the Closing Date, is not a Synthetic Lease, and, after giving effect to any amendment or other modification thereto, would have been treated as rental and lease expense and not as a capital lease obligation under GAAP as in effect on the Closing Date, shall not constitute a capital lease obligation or Indebtedness for any purpose under the Loan Documents.”
Section 3.     Effectiveness. This Amendment shall be legal, valid and binding on the date on or before June 28, 2017, on which the following conditions precedent are satisfied (the date of such satisfaction, the “Amendment Effective Date”):

(a)    this Amendment shall have been (i) executed by the Borrower, the Administrative Agent and the Required Lenders and (ii) acknowledged by each Guarantor, and in each case, counterparts hereof as so executed or acknowledged shall have been delivered to the Administrative Agent; and
(b)    the Loan Parties shall have paid all reasonable and documented out-of-pocket legal fees and expenses and all other reasonable and documented out-of-pocket expenses of the Administrative Agent.
Section 4.     Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:
4.1    Power and Authority. It has the legal power and authority to execute and deliver this Amendment and perform its obligations hereunder and under the Credit Agreement as amended and otherwise modified hereby.
4.2    Authorization. It has taken all proper and necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby.
4.3    Non-Violation. The execution and delivery of this Amendment and the performance and observance by it of the provisions hereof do not and will not (a) violate the Organizational Documents of any Company, (b) violate or result in a default or require any consent or approval under (x) any indenture, instrument, agreement, or other document binding upon any Company or its property or to which any Company or its property is subject, or give rise to a right thereunder to require any payment to be made by any Company, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect or (y) any Organizational Document (other than such as have been obtained and are in full force and effect), (c) violate any Legal Requirement in any material respect, and (d) result in the creation or imposition of any Lien on any property of any Company, except Permitted Liens.
4.4    Validity and Binding Effect. This Amendment has been duly executed and delivered by the Borrower. Upon satisfaction of the conditions set forth in Section 3 above, this Amendment shall constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.
4.5    Representations and Warranties in Credit Agreement. The representations and warranties of each Loan Party contained in the Credit Agreement as amended or otherwise modified hereby and each Loan Document are (i) in the case of representations and warranties qualified by materiality, “Material Adverse Effect” or similar language, true and correct in all respects and (ii) in the case of all other representations and warranties, true and correct in all material respects, in each case on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct on the basis set forth above as of such earlier date.
4.6    No Event of Default. No Default or Event of Default exists before, nor will occur immediately after, giving effect to this Amendment or observing any provision hereof.

4.7    No Consent. No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required with respect to any Company in connection with this Amendment, or the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Document, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.
Section 5.     Guarantor Acknowledgment. Each Guarantor, by signing this Amendment hereby:
5.1    confirms and ratifies its respective guarantees, pledges and grants of security interests, as applicable, under each Loan Document to which it is a party, and agrees that notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties;
5.2    acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and
5.3    hereby consents and agrees to and acknowledges and affirms the terms of this Amendment and the transactions contemplated hereby.
Section 6.    Miscellaneous.
6.1    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.2    Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any subsequent extension of credit shall affect any of such representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
6.3    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.4    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
6.5    Loan Documents Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended or otherwise modified hereby. Except as herein otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the other Loan Documents, and the guarantees, pledges and grants of security interests, as applicable, under each of the Security Documents, are hereby reaffirmed and ratified and shall remain in full force and effect, shall continue to accrue to the benefit of the Secured Parties and shall be unaffected hereby. This Amendment is a Loan Document.
6.6    Waiver of Claims. The Loan Parties hereby acknowledge and agree that, through the date hereof, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Loan Parties in connection with the Obligations, the Credit Agreement, and the other Loan Documents, and the Loan Parties hereby waive and release any claims to the contrary with respect to the period through the Amendment Effective Date. To the maximum extent permitted by law, the Loan Parties hereby release, acquit and forever discharge the Administrative Agent and each of the Lenders, their respective Affiliates, and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former, from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Obligations, this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.
6.7    Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, each of the Loan Parties hereby jointly and severally agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the documentation, preparation and execution of this Amendment, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and/or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement as amended or otherwise modified hereby, including reasonable and documented fees and out-of-pocket disbursements of one outside counsel of the Lenders and one counsel to each Agent and any necessary local counsel.
6.8    Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
6.9    Acknowledgments. Each Loan Party hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents;
(b)    neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.
6.10    Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.
6.11    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.12    Submission To Jurisdiction; Waivers
Each Loan Party hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non‑exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or any other Loan Party at its address set forth in Section 10.01 of the Credit Agreement, or, in any case, at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
6.13    Jury Trial Waiver. EACH LOAN PARTY, EACH AGENT AND EACH LENDER SIGNATORY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING) OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTERNAP CORPORATION,
One Ravinia Drive, Suite 1300
Atlanta, Georgia 30346
Attention: Chief Financial Officer

By: /s/ Robert Dennerlein
Name: Robert Dennerlein
Title: CFO

JEFFERIES FINANCE LLC,
as Administrative Agent and as a Lender

By: /s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Jefferies Finance LLC,

as Lender
By: /s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: JFIN CLO 2014 LTD.,

as Lender
Name of Institution: JFIN MM CLO 2014 LTD.,

as Lender

By: Apex Credit Partners LLC, as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
BRIGHTWOOD CAPITAL FUND III-U, LP
By: Brightwood Capital Fund Managers III, LLC,
Its General Partner
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member
By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer
BRIGHTWOOD CAPITAL FUND III HOLDINGS SPV-2, LLC
By: Brightwood Capital Fund Managers III, LLC,
as its Manager
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member
By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer
BRIGHTWOOD CAPITAL FUND III 2016-2, LLC
By: Brightwood Capital Fund Managers III, LLC,
as its Manager
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member
By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: CVP Cascade CLO-1 Ltd.,

as Lender
By: /s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: CVP Cascade CLO-2 Ltd.,

as Lender
By: /s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: CVP Cascade CLO-3 Ltd.,

as Lender
By: /s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: __________________________,

as Lender
By: /s/ Andrelia Jackson
Name: Andrelia Jackson
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: PNC,
as Lender
By: /s/ Amy Bengochea
Name: Amy Bengochea
Title: VP

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution:

TCPC Funding I, LLC
TCP Waterman CLO, LLC
Tennenbaum Senior Loan Fund II, LP
Tennenbaum Senior Loan Fund V, LP
TCP Direct Lending Fund VIII, LLC
TCP Direct Lending Fund VIII-A
TCP Direct Lending Fund VIII-L, LLC
TCP Direct Lending Fund VIII-N, LLC
Reliance Standard Life Insurance Company
TCP Enhanced Yield Funding I, LLC,

as Lender
By Tennenbaum Capital Partners, LLC,

As its Investment Manager

By: /s/ Michael Leitner
Name: Michael Leitner
Title: Managing Partner

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Venture X CLO, Limited,
as Lender
By: its Collateral Manager, MJX
Venture Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: VENTURE XIX CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: VENTURE XX CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Venture XXIV CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Venture XXV CLO, Limited,
as Lender
By: its Investment Advisor, MJX Asset Management LLC

By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: VENTURE XII CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: VENTURE XIII CLO, Limited,
as Lender
By: its Investment Advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: VENTURE XIV CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: VENTURE XV CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: VENTURE XVI CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Venture XVIII CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Venture XXI CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Venture XXIII CLO, Limited,
as Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Webster Falls Funding ULC,
as Lender
By: /s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG INTERNAP CORPORATION, EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT
Name of Institution: Whistler Funding LLC,
as Lender
By: /s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

Acknowledged and agreed:

UBERSMITH, INC., as a Guarantor
By: /s/ Robert Dennerlein
Name: Robert Dennerlein
Title: CFO

INTERNAP CONNECTIVITY LLC, as a Guarantor
By: /s/ Robert Dennerlein
Name: Robert Dennerlein
Title: CFO

[Signature Page to First Amendment to Credit Agreement]